Shareholders' equity	6 Months Ended
Jun. 30, 2022
Disclosure Of Classes Of Share Capital [Abstract]
Shareholders' equity
7. Shareholders’ equity
Share capital and share premium
As of June 30, 2022, the total outstanding share capital of USD 6.9 million, fully paid, consists of 84,499,179 common shares, excluding 24,921,292 treasury shares. As of December 31, 2021, the total outstanding share capital of USD 6.5 million, fully paid, consisted of 79,855,268 common shares, excluding 5,265,203 treasury shares. All shares have a nominal value of 1/13 of a Swiss franc, translated into USD using historical rates at the issuance date.
During the second quarter of 2022, JGB converted USD
1.3
million of its outstanding principal under the second tranche note into
800,000
common shares. As the conversions were completed within the terms of the Securities Purchase Agreement, no gain or loss was recognized as a result of these conversions.
In February 2022, the Company announced the issuance of 23,400,000 common shares at par value of
1/13
of a Swiss franc
per
share. The shares were fully subscribed for by a fully owned subsidiary of the Company and listed on the SIX Swiss Exchange accordingly. The shares were initially held as treasury shares.
During the
six-months
period ended June 30, 2022, the Company sold a total of 3,743,911 treasury shares at an average price of USD 1.51 per share, as part of its ATM program with SVB Leerink LLC. These multiple daily transactions generated total gross proceeds of USD 5.7 million. Directly related share issuance costs of USD 0.2 million were recorded as a deduction in equity.
During the
six-month
period ended June 30, 2021, the Company sold a total of 13,949,613 treasury shares at an average price of USD 3.51 per share, as part of its prior and current ATM programs. These multiple daily transactions generated total gross proceeds of USD 49.0 million. Directly related share issuance costs of USD 1.5 million were recorded as a deduction in equity. In addition, during the first quarter of 2021, the Company received proceeds of USD 22.1 million from the exercise of 6,448,240 warrants.

Warrants issued with Securities Purchase Agreement with JGB
On January 28, 2022, in connection with the second tranche under the Securities Purchase Agreement, the Company issued to JGB a warrant to purchase 1,018,716 common shares of the Company. The warrant has an exercise price of USD 1.87 per share. The Company determined the fair value of the warrant on January 28, 2022 using the Black Scholes model by using a risk-free interest rate of 1.78%, an expected term of 3 years, and an implied volatility of 96.5%. The fair value was calculated to be approximately USD 915 thousand on January 28, 2022. This valuation is considered to be Level 2 in the fair value hierarchy. The Company allocated the transaction fees, including the USD 1.25 million waiver payment, associated with the Securities Purchase Agreement based on the debt balance and the fair value of the warrant liability on January 28, 2022. The allocation of the transaction fees associated with the warrant liability was USD 163 thousand and was recorded as a period cost and included in finance expense on the statements of comprehensive loss.
Because the warrants were not exercisable until its affiliated registration statement was declared effective, the Company had to revalue the warrant liability on the date of the effective date of the registration statement which was March 1, 2022. The Company revalued the fair value of the warrants on March 1, 2022 using the Black Scholes model by using a risk-free interest rate of 1.72%, an expected term of 3 years, and an implied volatility of 95.8%. The fair value was calculated to be approximately USD 722 thousand on March 1, 2022. The resulting change in fair values from January 28, 2022 to March 1, 2022 of USD 193 thousand is recorded as a period cost and is included in finance income on the statements of comprehensive loss.